Income Taxes (Tables)	12 Months Ended
Feb. 28, 2018
Income Taxes Tables
Schedule of income tax provisions

	2018	2017
Net tax loss carry-forwards	$15,888,098	$11,627,532
Statutory rate	21%	34%
Expected tax recovery	3,336,501	3,953,361
Change in valuation allowance	(3,336,501)	(3,953,361)
Income tax provision	$-	$-

Components of deferred tax asset:
Non capital tax loss carry forwards	$3,336,501	$3,953,361
Less: valuation allowance	(3,336,501)	(3,953,361)
Net deferred tax asset	$-	$-